Exhibit 10.2

FORM OF

REGISTRATION RIGHTS AGREEMENT

This REGISTRATION RIGHTS AGREEMENT (this “Agreement”) is made and entered into as of •, 2006, by and among SunPower Corporation, a Delaware corporation (“Parent”), and the securityholders listed on Schedule A hereto.

BACKGROUND

A. Parent, Pluto Acquisition Company LLC, a Delaware limited liability company and a direct wholly owned subsidiary of Parent (“Merger Sub”), PowerLight Corporation, a California corporation (the “Company”), and Thomas L. Dinwoodie, as the representative of certain shareholders of the Company, have entered into an Agreement and Plan of Merger dated as of November 15, 2006, as amended by that certain First Amendment to Agreement and Plan of Merger dated as of December 21, 2006, by and between Parent and the Company (the “Merger Agreement”), pursuant to which the Company will be merged with and into Merger Sub, and shares of Company Capital Stock held by the shareholders of the Company will be exchanged for cash and shares of Parent Common Stock.

B. The execution and delivery of this Agreement is a condition to the obligations of Parent and the Company consummate the transactions contemplated by the Merger Agreement.

AGREEMENT

The parties hereto hereby agree as follows:

1. DEFINITIONS

(a) General. Capitalized terms used and not otherwise defined herein shall have the respective meanings ascribed to them in the Merger Agreement.

(b) Certain Terms. As used in this Agreement, the following terms shall have the following meanings:

“Convertible Securities” shall mean stock or other securities directly or indirectly convertible into or exchangeable or exercisable for shares of Parent Common Stock (including, without limitation, options, warrants or other rights to purchase or otherwise acquire Parent Common Stock).

“Form S-3” means such form under the Securities Act as in effect on the date hereof or any successor form under the Securities Act.

“Holder” shall mean any Person owning or having the right to acquire Registrable Securities or any assignee thereof in accordance with Section 2(g).

“Pre-Closing Information” shall mean (i) with respect to Parent, information regarding Parent and its Subsidiaries that either relates to events that occurred prior to the Closing or was first provided by Parent to the Company or its Affiliates prior to the

Closing, including, without limitation, all information regarding Parent or its Subsidiaries contained in the Private Placement Information Statement or any document filed by Parent with the SEC prior to the Closing, and (ii) with respect to the Holders, information regarding the Company and its Subsidiaries that either relates to events that occurred prior to the Closing or was first provided by the Company or its Affiliates to Parent prior to the Closing, including, without limitation, all information regarding the Company or its Subsidiaries contained in the Private Placement Information Statement.

“Prospectus” means any prospectus (including each amendment and supplement thereto) that forms a part of any Registration Statement.

“Register,” “registered” and “registration” refer to the registration of a distribution of securities under the Securities Act.

“Registrable Securities” means (i) the shares of Parent Common Stock issued or issuable in the Merger (excluding shares the issuance or resale of which is registered or to be registered on Form S-8 pursuant to Section 4.14 of the Merger Agreement or otherwise), and (ii) any other shares of Parent Common Stock or other securities (including Parent Common Stock issuable upon conversion or exercise of any Convertible Securities) issued in exchange for or replacement of, any of the shares of Parent Common Stock referred to in clause (i), and (iii) any other shares of Parent Common Stock or other securities (including Parent Common Stock issuable upon conversion or exercise of any Convertible Securities) issued as a dividend or other distribution with respect to any of the shares of Parent Common Stock referred to in clause (i), except for securities other than Parent Common Stock as to which no registration rights are being extended by Parent in connection with such dividend or other distribution; provided, however, that Registrable Securities shall cease to be Registrable Securities if and when (A) the Holder thereof Transfers them to a transferee and does not assign to such transferee in accordance with Section 2(g) such Holder’s rights under this Agreement with respect thereto, or (B) the Holder thereof Transfers them to a transferee in a transaction registered under the Securities Act or exempt from registration under the Securities Act, with the result, in either such case, that they do not constitute “restricted securities” (as such term is defined in Rule 144) in the hands of such transferee; and, provided further, that the shares described in clauses (i) and (iii) above shall cease to be Registrable Securities five years after the Closing.

“Registrable Securities then outstanding” means, as of any particular time, all Registrable Securities that are either shares of Parent Common Stock that are then outstanding or shares of Parent Common Stock that are issuable upon the exercise, conversion or exchange of securities that are then outstanding and immediately exercisable, convertible or exchangeable.

“Registration Termination Date” shall mean the earliest to occur of the following: (i) the first date when all of the Registrable Securities registered under the Registration Statement (as such term is defined in Section 2(a)) shall have been sold, (ii) the first date when all Registrable Securities may be sold by the Holders thereof without restriction in compliance with Rule 144 and Rule 145 within a ninety-day period, and (iii) the first date when no Registrable Securities remain outstanding.

“Rule 144” shall mean Rule 144 promulgated under the Securities Act and any successor or substitute rule, law or provision.

“Rule 145” shall mean Rule 145 promulgated under the Securities Act and any successor or substitute rule, law or provision.

“Shareholder Agreement” shall mean any executed shareholder agreement in the form attached to the Merger Agreement as Exhibit N.

“Transfer” means any transaction by which a Person directly or indirectly sells, transfers or otherwise disposes of a security or any interest therein.

2. REGISTRATION RIGHTS

(a) S-3 Registration.

(i) As soon as practicable after the Closing, but in no event later than two business days after the Closing, Parent shall prepare and file with the SEC a registration statement on Form S-3 for the purpose of registering under the Securities Act all of the Registrable Securities for resale by, and for the account of, the Holders as selling stockholders thereunder (such registration statement, as amended or supplemented from time to time, and together with any replacement or substitute registration statements, the “Registration Statement”). The Registration Statement would permit the Holders to offer and sell, on a delayed or continuous basis pursuant to Rule 415 under the Securities Act, any or all of the Registrable Securities.

(ii) Parent shall use its reasonable best efforts to have the Registration Statement declared effective by the SEC as promptly as practicable and to keep the Registration Statement effective during the period beginning with the declaration by the SEC of its effectiveness until the Registration Termination Date. From and after the Registration Termination Date, Parent shall be entitled to withdraw the Registration Statement, and the Holders shall have no further right to offer or sell any of the Registrable Securities pursuant to the Registration Statement (or any Prospectus relating thereto).

(b) Obligations of Parent. In connection with any registration contemplated by Section 2(a), Parent shall:

(i) Prepare and file with the SEC such amendments and supplements to the Registration Statement and the Prospectus used in connection with the Registration Statement as may be necessary to comply with the provisions of the Securities Act with respect to the contemplated distribution of all securities covered by such Registration Statement for so long as Parent is required to maintain the effectiveness of the registration under Section 2(a);

(ii) Furnish to the Holders such numbers of copies of the applicable Registration Statement (and each amendment and supplement thereto) and of a Prospectus, including any preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as they may reasonably request, in order to facilitate the distribution of Registrable Securities owned by them;

(iii) Notify each Holder of Registrable Securities covered by such Registration Statement, at any time when a related Prospectus is required to be delivered under the Securities Act, of the occurrence of any event as a result of which such Prospectus contains an untrue statement of a material fact or omits any fact necessary to make the statements therein not misleading in light of the circumstances in which they are made; and, thereafter, subject to Section 2(f), Parent shall promptly prepare (and, when completed, give notice to each selling Holder) a supplement or amendment to such Prospectus so that, as thereafter delivered to the purchasers of such Registrable Securities, such Prospectus shall not contain an untrue statement of a material fact or omit to state any fact necessary to make the statements therein not misleading in light of the circumstances in which they are made; provided, however, that upon such notification by Parent, the selling Holders shall not offer or sell Registrable Securities unless and until (A) Parent has notified such selling Holders that it has prepared a supplement or amendment to such Prospectus and delivered copies of such supplement or amendment to such selling Holders, or (B) Parent has advised such selling Holders in writing that the use of the applicable Prospectus may be resumed (it being understood and agreed by Parent that the foregoing proviso shall in no way diminish or otherwise impair Parent’s obligation to promptly prepare a Prospectus amendment or supplement as above provided in this Section 2(b)(iii) and deliver copies of same as above provided in Section 2(b)(ii));

(iv) Use commercially reasonable efforts to register and qualify the Registrable Securities covered by such Registration Statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably appropriate, as reasonably requested by any of the selling Holders, to keep such registration or qualification in effect for so long as such Registration Statement remains in effect, and to take any other reasonable action which may be necessary to enable such Holder to consummate the disposition in such jurisdictions of the securities owned by such Holder; provided, however, that Parent shall not be required in connection therewith or as a condition thereto to qualify to do business, to file a general consent to service of process or to become subject to any material tax in any such states or jurisdictions; and, provided, further, that (notwithstanding anything in this Agreement to the contrary with respect to the bearing of expenses) if any jurisdiction in which any of such Registrable Securities shall be qualified shall require that expenses incurred in connection with the qualification therein of any such Registrable Securities be borne by the selling Holders without reimbursement by Parent, then each selling Holder shall, to the extent required by such jurisdiction, pay its respective pro rata share of such qualification expenses;

(v) In connection with a sale of Registrable Securities pursuant to the Registration Statement (assuming that no stop order is in effect with respect to such Registration Statement at the time of such sale), cooperate with the selling Holder and use commercially reasonable efforts to provide the transfer agent for the Registrable Securities with such instructions and legal opinions as may be required in order to facilitate the issuance to the purchaser (or the selling Holder’s broker) of new unlegended certificates for such Registrable Securities; and

(vi) Cause all such Registrable Securities to be listed on each securities exchange or quotation system on which similar securities issued by Parent are listed or traded.

(c) Expenses of Registration. All fees, disbursements and expenses incurred in connection with the filings, registrations, qualifications, deliveries and other actions required to be made, effected or taken in connection with the Registration Statement shall be borne by Parent.

(d) Delay of Registration. No Holder shall have any right to obtain or seek an injunction restraining or otherwise delaying any registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Section 2.

(e) Reports Under the Exchange Act. With respect to each Holder, from and after the Closing until the earlier of (i) the date upon which all of the Registrable Securities that such Holder owns or has the right to acquire may be sold by such Holder without restriction in compliance with Rule 144 and Rule 145 within a ninety-day period, and (ii) the date upon which all other rights of the Holders under this Section 2 shall have expired in accordance with Section 2(h), Parent shall use commercially reasonable efforts to (A) make and keep public information available, as those terms are understood and defined in the General Instructions to Form S-3 and in Rule 144, and (B) file with the SEC all reports and other documents required to be filed by an issuer of securities registered under Sections 13 or 15(d) of the Exchange Act.

(f) Suspension Periods. Notwithstanding anything in this Agreement to the contrary, upon (i) the issuance by the SEC of a stop order suspending the effectiveness of the Registration Statement or the initiation of proceedings with respect to any Registration Statement under Section 8(d) or 8(e) of the Securities Act, (ii) the occurrence of any event or the existence of any fact (a “Material Event”) as a result of which the Registration Statement shall contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, or any Prospectus shall contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or (iii) the occurrence or existence of any pending corporate development that, in the reasonable discretion of Parent, makes it appropriate to suspend the availability of any Registration Statement and the related Prospectus, Parent shall (A) in the case of clause (ii) above, as soon as, in the reasonable judgment of Parent, public disclosure of such Material Event would not be prejudicial to or contrary to the interests of Parent or, if necessary to avoid unreasonable burden or expense, as soon as reasonably practicable thereafter, prepare and file a post-effective amendment to the Registration Statement or a supplement to the related Prospectus or any document incorporated therein by reference or file any other required document that would be incorporated by reference into the Registration Statement and Prospectus so that the Registration Statement does not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and such Prospectus does not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, as thereafter delivered to the purchasers of the Registrable Securities being offered and sold thereunder, and, in the case of a post-effective amendment to a Registration Statement, subject to the next sentence, use reasonable best efforts to cause it to be declared effective as promptly as is reasonably practicable, and (B) give notice to the selling Holders that the availability of the Registration Statement and Prospectus is suspended (a “Deferral Notice”) and, upon receipt of any Deferral Notice, each Holder agrees not to sell any Registrable Securities pursuant to the Registration Statement or Prospectus until such Holder has received copies of the supplemented or amended Prospectus provided for in clause (A) above, or has been advised in writing by Parent that the Registration Statement and Prospectus may be used, and has received copies of any additional or supplemental filings that are incorporated or deemed incorporated by reference in the Registration Statement or Prospectus. Parent shall use reasonable best efforts to ensure that the use of such Registration Statement and Prospectus may be resumed (x) in the case of clause (i) above, as promptly as is practicable, (y) in the case of clause (ii) above, as soon as, in the reasonable judgment of Parent, public disclosure of such Material Event would not be prejudicial to or contrary to the interests of Parent or, if necessary to avoid unreasonable burden or expense, as soon as reasonably practicable thereafter, and (z) in the case of clause (iii) above, as soon as, in the reasonable discretion of Parent, such suspension is no longer appropriate. The period during which the availability of a Registration Statement or Prospectus is suspended under the circumstances described in clauses (ii) or (iii) of the first sentence of this Section 2(f) (a “Deferral Period”) shall not exceed an aggregate of 90 days for all Deferral Periods in any 12-month period, and there shall be no more than two Deferral Periods in any 12-month period. In order to enforce the covenants of the Holders set forth in this Section 2(f), Parent may impose stop transfer instructions with respect to the Registrable Securities of each Holder (and the shares or securities of every other person subject to the foregoing restriction) until the end of each Deferral Period. Notwithstanding anything to the contrary contained herein, for a period from the Closing until 61 days after the Registration Statement has been declared effective (the “Resale Period”), Parent shall not enter into or pursue any transaction or take any action reasonably within its control which results, and which Parent knew or should reasonably have known would result, in the circumstances described in clauses (ii) or (iii) of the first sentence of this Section 2(f) occurring during the Resale Period; provided, however, that Parent shall be permitted to close one Permitted Financing (as defined below) during the Resale Period and in connection with such Permitted Financing, at the request of Parent, each Holder shall agree not to sell any Registrable Securities pursuant to the Registration Statement or Prospectus for one period of up to two weeks from the date of notice by Parent of its intention to pursue a Permitted Financing (the “Holders Lock-Up Period”) provided that the Resale Period shall be extend for the length of the Holders Lock-Up Period. “Permitted Financing” means a financing transaction pursuant to which Parent issues (i) Parent Common Stock (or any equity securities convertible into Parent Common Stock) at a price not less than any customary discount to market, or (ii) any debt securities convertible into Parent Common Stock (A) with a conversion price at a premium to market and (B) on terms and conditions customary for convertible debt offerings; provided, however, that, in each case, the aggregate proceeds to Parent for such financing shall not exceed $150,000,000.

(g) Transfer of Registration Rights. The registration rights of any Holder under this Agreement may be transferred or assigned to any transferee of such Holder; provided that such transfer may otherwise be and is effected in accordance with applicable federal and state securities laws; and, provided further, that (A) unless such transferee or assignee is already a party to this Agreement, such transferee or assignee shall have agreed to become a party to, and bound by all of the terms and conditions of, this Agreement by duly executing and delivering to Parent an Instrument of Adherence in the form attached as Exhibit A hereto (an “Instrument of Adherence”), (B) the transfer or assignment of the associated Registrable Securities is made in accordance with the requirements of the Merger Agreement and any other applicable agreements or instruments by which such Holder is bound, and (C) following such transfer or assignment, the further disposition of such Registrable Securities by such Person is restricted under the Securities Act and applicable state securities laws.

(h) Termination of Registration Rights. No Holder shall be entitled to exercise any right provided for in this Section 2 in connection with the Registration Statement after the earlier of (i) the Registration Termination Date, and (ii) the first time such Holder may sell all of its Registrable Securities without restriction in compliance with Rule 144 and Rule 145 within a ninety-day period. .

3. INDEMNIFICATION

(a) Indemnification by Parent. Parent will indemnify each Holder of Registrable Securities with respect to which registration has been effected pursuant to this Agreement, each of such Holder’s officers and directors and each person controlling (within the meaning of the Securities Act) such Holder, against all claims, losses, damages, costs, expenses and liabilities of any nature whatsoever (or actions in respect thereof) (“Losses”) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any registration statement, prospectus or other document filed with the SEC incident to any such registration (each, a “Registration Document”), or arising out of or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each such Holder, each of its officers and directors and each person controlling such Holder for any legal and other expenses reasonably incurred in connection with investigating or defending any such Losses, except that Parent will not be liable in any such case to the extent that any such Loss arises out of or is based on any untrue statement or omission based upon (i) written information furnished to Parent by any Holder specifically for use therein, or (ii) Pre-Closing Information.

(b) Indemnification by the Holders. Each Holder will, if Registrable Securities held by or issuable to such Holder are included in the securities to which a registration is being effected, indemnify Parent, each of its directors and officers and each person who controls Parent within the meaning of the Securities Act, and each other Holder, each of such other Holder’s officers and directors and each person controlling such other Holder, against all Losses arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any Registration Document, or arising out of or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse Parent, such other Holders, and such directors, officers and other persons for any legal or other expenses reasonably incurred in connection with investigating or defending any such Losses, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement, prospectus or other document filed with the SEC in reliance upon and in conformity with written information (excluding Pre-Closing Information) furnished to Parent by such Holder specifically for use therein.

(c) Procedures for Indemnification. Each party entitled to indemnification under this Section 3 (the “Indemnified Party”), shall give notice to the party required to provide indemnification (the “Indemnifying Party”) promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom, provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not unreasonably be withheld), and the Indemnified Party may participate in such defense. A failure to give notice in accordance with this Section 3(c) shall in no case prejudice the rights of the Indemnified Party under this Agreement unless the Indemnifying Party shall be materially prejudiced by such failure and then only to the extent of such prejudice. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement that does not include as an unconditional term thereof, the giving of a release from all liability in respect to such claim or litigation. If any such Indemnified Party shall have been advised by counsel chosen by it that there may be one or more legal defenses available to such Indemnified Party that are different from or additional to those available to the Indemnifying Party, the Indemnifying Party shall not have the right to assume the defense of such action on behalf of such Indemnified Party and will reimburse such Indemnified Party and any person controlling such Indemnified Party for the reasonable fees and expenses of any counsel retained by the Indemnified Party, it being understood that the Indemnifying Party shall not, in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys for such Indemnified Party or controlling person, which firm shall be designated in writing by the Indemnified Party to the Indemnifying Party.

(d) Pre-Closing Information. It is agreed that indemnification pursuant to this Section 3 shall not be available to any party to the extent that any claim, loss, damage, cost, expense, liability or action of or against such party arises out of or is based on any untrue statement or omission based upon Pre-Closing Information.

(e) Information by Holder. The Holder or Holders of Registrable Securities included in any registration shall furnish to Parent such information regarding such Holder or Holders and the distribution proposed by such Holder or Holders as Parent may reasonably request in writing and as shall be required in connection with any registration, qualification or compliance referred to in this Agreement. It is agreed that such information shall be, and Pre-Closing Information shall not be, “written information furnished to Parent specifically for use in such registration statement” within the meaning of Sections 3(a) and 3(b).

(f) Contribution. In order to provide for just and equitable contribution to joint liability under the Securities Act in any case in which either (i) any party entitled to indemnification under this Section 3 makes a claim for indemnification pursuant to this Section 3 but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that this Section 3 provides for indemnification in such case, or (ii) contribution under the Securities Act may be required on the part of any such party in circumstances for which indemnification is provided under this Section 3; then, and in each such case, the Indemnifying Party will contribute to the aggregate Losses of the Indemnified Party in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party and Indemnified Party in connection with the actions which resulted in such Losses, as well as any other relevant equitable considerations. The relative fault of such Indemnifying Party and Indemnified Parties shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, has been made by, or relates to information supplied by, such Indemnifying Party or Indemnified Party, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such action. If the allocation provided in this paragraph (f) is not permitted by applicable law, the parties shall contribute (i) as between Parent and the selling Holders, based upon the relative benefits received by Parent from the initial offering of the Registrable Securities on the one hand and the net proceeds received by the selling Holders from the sale of Registrable Securities on the other and (ii) as among the selling Holders, in proportion to the net proceeds received by a selling Holder bears to the aggregate net proceeds received by all of the selling Holders. Notwithstanding anything to the contrary contained herein, (A) no Holder will be required to contribute any amount in excess of the public offering price of all such Registrable Securities offered and sold by such Holder pursuant to such registration statement, and (B) no person or entity guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) will be entitled to contribution from any person or entity who was not guilty of such fraudulent misrepresentation. The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 3(f) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph.

(g) Survival. The obligations of Parent and Holders under this Section 3 shall survive until the fifth anniversary of the completion of any offering of Registrable Securities in a registration statement, regardless of the expiration of any statutes of limitation (or extensions thereof).

4. MISCELLANEOUS

(a) Equitable Adjustments. In the event of any stock split, reverse stock split, stock dividend, reorganization, reclassification, combination, recapitalization or other like change with respect to the Parent Common Stock occurring after the Closing, all references in this Agreement to specified numbers of shares of Parent Common Stock and all references to dollar amounts or purchase prices connected with shares of Parent Common Stock shall be equitably adjusted to the extent necessary to provide the parties the same economic effect as contemplated by this Agreement prior to such stock split, reverse stock split, stock dividend, reorganization, reclassification, combination, recapitalization or other like change.

(b) Additional Parties. One or more additional Persons may become parties to this Agreement after the date hereof; provided that (i) either (A) such Person is entitled to receive Registrable Securities pursuant to the Merger Agreement, or (B) such Person has been validly assigned rights under Section 2(g), and (ii) in either case, such Person has agreed to become a party to, and to be bound by, all of the terms and conditions of this Agreement by duly executing and delivering to Parent an Instrument of Adherence.

(c) Amendment and Waivers. This Agreement may not be amended or modified, except (i) by an instrument in writing signed by Parent and each Holder, or (ii) by a waiver in accordance with Section 4(d). Any amendment or waiver in accordance with this Section 4(c) shall be binding on the parties hereto and any future parties to this Agreement as contemplated by Sections 2(g) and 4(b).

(d) Extension; Waiver. Any party hereto may, to the extent legally allowed, (i) extend the time for the performance of any obligation or other act of the other parties hereto, (ii) waive any inaccuracy in the representations and warranties made to such party herein or in any document delivered pursuant hereto, and (iii) waive compliance with any agreement or condition for the benefit of such party contained herein. Any agreement on the part of a party hereto to any such extension or waiver shall be valid only if set forth in an instrument in writing signed on behalf of such party. Without limiting the generality or effect of the preceding sentence, no delay in exercising any right under this Agreement shall constitute a waiver of such right, and no waiver of any breach or default shall be deemed a waiver of any other breach or default of the same or any other provision in this Agreement.

(e) Notices. All notices and other communications hereunder shall be in writing and shall be deemed given when delivered personally, one business day after having been dispatched by a nationally recognized overnight courier service or when sent via facsimile (with acknowledgment of complete transmission) to the parties at the following addresses (or at such other address for a party as shall be specified by like notice):

(i)	if to Parent:

SunPower Corporation

3939 North First Street

San Jose, California 95134

Attention: Emmanuel Hernandez

Facsimile No.: 408.739.7713

Telephone No.: 408.240.5500

with a copy (which shall not constitute notice) to:

Jones Day

2882 Sand Hill Road, Suite 240

Menlo Park, California 94025

Attention: Daniel R. Mitz

                  Sean M. McAvoy

Facsimile No.: 650.739.3900

Telephone No.: 650.739.3939

after January 5, 2007, to:

Jones Day

1755 Embarcadero Road

Palo Alto, California 94303

Attention: Daniel R. Mitz

                  Sean M. McAvoy

Facsimile No.: 650.739.3900

Telephone No.: 650.739.3939

(ii)	if to any initial party to this Agreement, to the address set forth for such party on the signature page hereto; and

(iii)	if to any Person that becomes a party to this Agreement after the date hereof, to the address set forth beneath such Person’s signature on the Instrument of Adherence executed by such Person and Parent or such other written instrument pursuant to which such Person became a party to this Agreement.

(f) Headings. The headings and captions in this Agreement are for reference only and shall not be used in the construction or interpretation of this Agreement.

(g) Interpretation. The parties have participated jointly in the negotiation and drafting of this Agreement. If any ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provision of this Agreement.

(h) Counterparts. This Agreement may be executed in one or more counterparts (whether delivered by facsimile or otherwise), each of which shall be considered one and the same instrument and shall become effective when one or more counterparts have been signed by each of the parties hereto and delivered to the other parties hereto; it being understood that all parties hereto need not sign the same counterpart.

(i) Entire Agreement; Assignment. This Agreement constitutes the entire agreement among the parties with respect to the subject matter hereof and supersedes all prior agreements and undertakings, both written and oral, among the parties, or any of them, with respect to the subject matter hereof. Except as provided in Section 2(g), neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by any of the parties (whether pursuant to a merger, by operation of law or otherwise) without the prior written consent of the other parties, except by Parent to the surviving or acquiring company or its parent in the event of a merger involving Parent or an acquisition of all or substantially all of the assets or equity of Parent so long as such surviving or acquiring entity or its parent expressly assumes the obligations of Parent hereunder. Subject to the preceding sentence, this Agreement will be binding upon, inure to the benefit of and be enforceable by the parties and their respective successors and assigns. This Agreement shall also be binding upon and inure to the benefit of any transferee permitted hereunder of any of the Registrable Securities. Notwithstanding

anything in this Agreement to the contrary, if at any time any Holder shall cease to own any Registrable Securities, all of such Holder’s rights under this Agreement shall immediately terminate.

(j) Severability. Any term or provision of this Agreement that is held by a court of competent jurisdiction or arbitrator to be invalid, void or unenforceable in any situation in any jurisdiction shall not affect the validity or enforceability of the remaining terms and provisions hereof or the validity or enforceability of the invalid, void or unenforceable term or provision in any other situation or in any other jurisdiction. If the final judgment of such court or arbitrator declares that any term or provision hereof is invalid, void or unenforceable, the parties agree to reduce the scope, duration, area or applicability of the term or provision, to delete specific words or phrases, or to replace any invalid, void or unenforceable term or provision with a term or provision that is valid and enforceable and that comes closest to expressing the original intention of the invalid or unenforceable term or provision.

(k) Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CALIFORNIA, IRRESPECTIVE OF THE CHOICE OF LAWS PRINCIPLES OF THE STATE OF CALIFORNIA, AS TO ALL MATTERS, INCLUDING MATTERS OF VALIDITY, CONSTRUCTION, EFFECT, ENFORCEABILITY, PERFORMANCE AND REMEDIES.

(l) Binding Arbitration. Except as provided in Sections 4(n) and 4(o), all disputes, controversies or claims (whether in contract, tort or otherwise) arising out of, relating to or otherwise by virtue of this Agreement, breach of this Agreement or the transactions contemplated by this Agreement shall be resolved as follows:

(i) Any disputes shall be settled under the applicable rules of arbitration (except as set forth below) of JAMS, Inc. as amended from time to time and as modified in this Section 4(l).

(ii) The arbitration shall take place in San Francisco, California and shall be the exclusive forum for resolving such disputes, controversies or claims. The arbitrator shall have the power to order hearings and meetings to be held in such place or places as he or she deems in the interests of reducing the total cost to the parties of the arbitration.

(iii) The arbitration shall be held before a single arbitrator. The arbitrator shall have the power to order equitable remedies. The arbitrator may hear and rule on dispositive motions as part of the arbitration proceeding (e.g. motions for summary dispositions).

(iv) The arbitrator may appoint an expert only with the consent of all of the parties to the arbitration.

(v) The arbitrator’s fees and the administrative expenses of the arbitration shall be paid equally by the parties. Each party to the arbitration shall pay its own costs and expenses (including attorney’s fees) in connection with the arbitration.

(vi) The award rendered by the arbitrator shall be final and binding on the parties. The award rendered by the arbitrator may be entered into any court having jurisdiction, or application may be made to such court for judicial acceptance of the award and an order of enforcement, as the case may be. Such court proceeding shall disclose only the minimum amount of information concerning the arbitration as is required to obtain such acceptance or order.

(vii) Except as required by law, neither any party nor the arbitrator may disclose the existence, content or results of an arbitration brought in accordance with this Agreement.

(viii) Each party to this Agreement hereby agrees that in connection with any such action process may be served in the same manner as notices may be delivered under Section 4(f) and irrevocably waives any defenses it may have to service in such manner.

(m) Submission to Jurisdiction; Arbitration. Notwithstanding anything to the contrary in this Agreement, the sole jurisdiction, venue and dispute resolution procedure for all disputes, controversies or claims for specific performance under Section 4(n) or to enforce an arbitration award pursuant to Section 4(l) shall be the United States Federal Court for the Northern District of California, and the parties to this Agreement hereby consent to the jurisdiction of such court. Each of the parties agrees that process may be served upon it in the manner specified in Section 4(e) and irrevocably waives and covenants not to assert or plead any objection which it might otherwise have to such jurisdiction and such process.

(n) Specific Performance. The parties agree that irreparable damage would occur if any of the provisions of this Agreement were not performed in accordance with their specific terms. Therefore, the parties shall be entitled to specific performance of the terms hereof, this being in addition to any other remedy to which they are entitled under this Agreement, at law or in equity.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have executed this Registration Rights Agreement as of the date and year first above written.

SUNPOWER CORPORATION

By:
Name:
Title:

Securityholders:

Print Name:

By:
Name:
Title:

Address and Fax Number for Notice:

With a copy to :

SCHEDULE A

LIST OF SECURITYHOLDERS

Name	Number of Shares of Parent Common Stock

EXHIBIT A

INSTRUMENT OF ADHERENCE

Reference is hereby made to that certain Registration Rights Agreement, dated as of •, 2006, by and among SunPower Corporation, a Delaware corporation (“Parent”), and the other parties thereto, as amended and in effect from time to time (the “Agreement”). Capitalized terms used herein without definition shall have the respective meanings ascribed thereto in the Agreement.

The undersigned, in order to have any rights under the Agreement, hereby agrees that, from and after the effectiveness of this Instrument of Adherence, the undersigned will be a party to the Agreement and is entitled to all of the benefits under, and is subject to all of the obligations, restrictions and limitations set forth in, the Agreement. This Instrument of Adherence shall become effective and shall become a part of the Agreement upon the execution of this Instrument of Adherence by both the undersigned and Parent.

Print Name:

By:
Name:
Title:

Address and Fax Number for Notice:

Accepted:

SUNPOWER CORPORATION

By:
Name:
Title:
Date: